                                                                      EXHIBIT 99

                                   EXHIBIT INDEX

AMERICAN CENTURY INVESTMENT TRUST

EXHIBIT     DESCRIPTION

EX-99.a1    Amended and Restated  Agreement and Declaration of Trust of American
Century  Investment  Trust,  dated  March  26,  2004  (filed  as  Exhibit  a  to
Post-Effective  Amendment No. 24 to the Registration Statement of the Registrant
on May 26, 2004, File No. 33-65170, and incorporated herein by reference).

EX-99.a2    Amendment   No.  1  to  the  Amended  and  Restated   Agreement  and
Declaration of Trust, dated June 14, 2004 (filed as Exhibit a2 to Post-Effective
Amendment  No. 24 to the  Registration  Statement of the  Registrant on July 29,
2004, File No. 33-65170, and incorporated herein by reference).

EX-99.a3    Amendment   No.  2  to  the  Amended  and  Restated   Agreement  and
Declaration of Trust (to be filed by amendment).

EX-99.b     Amended and Restated  Bylaws,  dated  August 26, 2004,  are included herein.

EX-99.c     Registrant  hereby  incorporates  by reference,  as though set forth fully herein, Article III, Article IV, Article V, Article VI and Article VIII of
Registrant's Amended and Restated Agreement and Declaration of Trust,  appearing as Exhibit (a) herein and Article II, Article VII,  Article VIII, and Article IX
of Registrant's Amended and Restated Bylaws, incorporated herein by reference.

EX-99.d1    Amended and Restated  Management  Agreement  with  American  Century
Investment  Management,  Inc.,  dated  August  1, 2004  (filed  as  Exhibit d to
Post-Effective  Amendment No. 24 to the Registration Statement of the Registrant
on July 29, 2004, File No. 33-65170, and incorporated herein by reference).

EX-99.d2    Amended and Restated  Management  Agreement  with  American  Century
Investment Management, Inc. (to be filed by amendment).

EX-99.e1    Amended and Restated  Distribution  Agreement with American  Century
Investment  Services,  Inc.,  dated  February  25,  2005  (filed as Exhibit e to
Post-Effective  Amendment  No. 109 to the  Registration  Statement  of  American
Century  Mutual  Funds,  Inc.  on  February  25,  2005,  File No.  2-14213,  and
incorporated herein by reference).

EX-99.e2    Amended  and  Restated  Distribution   Agreement  (to  be  filed  by
amendment).

EX-99.g1    Master  Agreement with Commerce Bank,  N.A.,  dated January 22, 1997
(filed as Exhibit b8e to  Post-Effective  Amendment  No. 76 to the  Registration
Statement of American Century Mutual Funds,  Inc. on February 28, 1997, File No.
2-14213, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement with The Chase Manhattan Bank, dated August
9,  1996  (filed  as  Exhibit  b8 to  Post-Effective  Amendment  No.  31 to  the
Registration  Statement of American Century  Government Income Trust on February
7, 1997, File No. 2-99222, and incorporated herein by reference).

EX-99.g3    Amendment  to Global  Custody  Agreement  between  American  Century
Investments  and The Chase  Manhattan  Bank,  dated  December  9, 2000 (filed as
Exhibit g2 to  Pre-Effective  Amendment No. 2 to the  Registration  Statement of
American  Century  Variable  Portfolios  II, Inc.  on January 9, 2001,  File No.
333-46922, and incorporated herein by reference).

EX-99.g4    Amendment No. 2 to the Global  Custody  Agreement  between  American
Century  Investments and the JPMorgan Chase Bank, dated as of May 1, 2004 (filed as Exhibit g4 to Post-Effective  Amendment No. 35 to the Registration  Statement
of American Century  Quantitative Equity Funds, Inc. on April 29, 2004, File No.
33-19589, and incorporated herein by reference).

EX-99.g5    Chase  Manhattan  Bank Custody Fee Schedule,  dated October 19, 2000
(filed as  Exhibit g5 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement of American Century Quantitative Equity Funds, Inc. on April 29, 2004,
File No. 33-19589, and incorporated herein by reference).

EX-99.h1    Transfer   Agency   Agreement   with   American   Century   Services
Corporation,  dated as of August 1, 1997  (filed as Exhibit 9 to  Post-Effective
Amendment No. 33 to the Registration  Statement of American  Century  Government
Income Trust on July 31, 1997,  File No.  2-99222,  and  incorporated  herein by reference).

EX-99.h2    Amendment No. 1 to Transfer Agency  Agreement with American  Century
Services  Corporation,  dated  as of June  29,  1998  (filed  as  Exhibit  9b to
Post-Effective  Amendment  No.  23 to the  Registration  Statement  of  American
Century  Quantitative  Equity Funds on June 29,  1998,  File No.  33-19589,  and
incorporated herein by reference).

EX-99.h3    Amendment  No. 2 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective  Amendment  No.  30 to the  Registration  Statement  of  American
Century  California  Tax-Free and Municipal Funds on December 29, 2000, File No.
2-82734, and incorporated herein by reference).

EX-99.h4    Amendment  No. 3 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  August 1, 2001  (filed as  Exhibit h5 to
Post-Effective  Amendment  No.  44 to the  Registration  Statement  of  American
Century  Government  Income  Trust  on July 31,  2001,  File  No.  2-99222,  and
incorporated herein by reference).

EX-99.h5    Amendment  No. 4 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation  dated  December  3, 2001 (filed as Exhibit h6 to
Post-Effective  Amendment No. 16 to the Registration Statement of the Registrant
on November 30, 2001, File No. 33-65170, and incorporated herein by reference).

EX-99.h6    Amendment  No. 5 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  July 1,  2002  (filed as  Exhibit  h6 to
Post-Effective  Amendment No. 17 to the Registration Statement of the Registrant
on June 28, 2002, File No. 33-65170, and incorporated herein by reference).

EX-99.h7    Amendment  No. 6 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated September 3, 2002 (filed as Exhibit h7 to
Post-Effective  Amendment No. 35 the Registration  Statement of American Century
Municipal Trust on September 30, 2002, File No. 2-91229, and incorporated herein by reference).

EX-99.h8    Amendment  No. 7 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated December 31, 2002 (filed as Exhibit h8 to
Post-Effective Amendment No. 4 to the Registration Statement of American Century
Variable  Portfolios  II, Inc. on December 23,  2002,  File No.  333-46922,  and
incorporated herein by reference).

EX-99.h9    Amendment  No. 8 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated May 1,  2004  (filed  as  Exhibit  h10 to
Post-Effective  Amendment  No.  35 to the  Registration  Statement  of  American
Century  Quantitative  Equity Funds,  Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.h10   Amendment  No. 9 to the  Transfer  Agency  Agreement  with  American
Century Services, LLC (to be filed by amendment).

EX-99.h11   Credit Agreement with JPMorgan Chase Bank, as Administrative  Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective  Amendment No. 39 to the  Registration  Statement of American  Century Target  Maturities Trust on
January 30, 2004, File No. 2-94608, and incorporated herein by reference).

EX-99.h12   Termination,  Replacement  and  Restatement  Agreement with JPMorgan
Chase Bank N.A.,  as  Administrative  Agent,  dated  December 15, 2004 (filed as
Exhibit h10 to Post-Effective  Amendment No. 38 to the Registration Statement of
American Century  California  Tax-Free and Municipal Funds on December 29, 2004,
File No. 2-82734, and incorporated herein by reference).

EX-99.h13   Customer Identification Program Reliance Agreement, dated August 26,
2004 (filed as Exhibit h2 to  Pre-Effective  Amendment No. 1 to the Registration
Statement of American Century Asset Allocation Portfolios,  Inc. on September 1,
2004, File No. 333-116351, and incorporated herein by reference).

EX-99.i1    Opinion  and  Consent  of  Counsel,  dated July 29,  2004  (filed as
Exhibit i to  Post-Effective  Amendment No. 24 to the Registration  Statement of
the Registrant on July 29, 2004, File No. 33-65170,  and incorporated  herein by reference).

EX-99.i2    Opinion and Consent of Counsel (to be filed by amendment).

EX-99.j1    Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm (to be filed by amendment).

EX-99.j2    Power of  Attorney,  dated  December 9, 2004 (filed as Exhibit j2 to
Post-Effective  Amendment  No.  38 to the  Registration  Statement  of  American
Century  California  Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.j3    Power of Attorney, dated March 1, 2005, is included herein.

EX-99.j4    Power of Attorney, dated March 1, 2005, is included herein.

EX-99.j5    Secretary's  Certificate,  dated December 10, 2004 (filed as Exhibit
j3 to Post-Effective  Amendment No. 38 to the Registration Statement of American
Century  California  Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.j6    Secretary's Certificate, dated March 8, 2005, is included herein.

EX-99.j7    Secretary's Certificate, dated March 8, 2005, is included herein.

EX-99.m1    Master  Distribution and Shareholder  Services Plan (Advisor Class),
dated August 1, 1997 (filed as Exhibit m1 to Post-Effective  Amendment No. 32 to the  Registration  Statement  of American  Century  Target  Maturities  Trust on
January 31, 2000, File No. 2-94608, and incorporated herein by reference).

EX-99.m2    Amendment  to Master  Distribution  and  Shareholder  Services  Plan
(Advisor  Class),  dated June 29,  1998  (filed as Exhibit m2 to  Post-Effective
Amendment  No. 32 to the  Registration  Statement  of  American  Century  Target
Maturities Trust on January 31, 2000, File No. 2-94608,  and incorporated herein by reference).

EX-99.m3    Amendment No. 1 to Master Distribution and Shareholder Services Plan
(Advisor  Class),  dated  August 1, 2001 (filed as Exhibit m3 to  Post-Effective
Amendment No. 44 to the Registration  Statement of American  Century  Government
Income Trust on July 31, 2001,  File No.  2-99222,  and  incorporated  herein by reference).

EX-99.m4    Amendment No. 2 to Master Distribution and Shareholder Services Plan
(Advisor Class),  dated December 3, 2001 (filed as Exhibit m4 to  Post-Effective
Amendment No. 16 to the Registration Statement of the Registrant on November 30,
2001, File No. 33-65170, and incorporated herein by reference).

EX-99.m5    Amendment No. 3 to Master Distribution and Shareholder Services Plan
(Advisor  Class),  dated July 1, 2002  (filed as  Exhibit  m5 to  Post-Effective
Amendment  No. 38 to the  Registration  Statement  of  American  Century  Target
Maturities Trust on January 31, 2005, File No. 2-94608,  and incorporated herein by reference).

EX-99.m6    Amendment No. 4 to Master Distribution and Shareholder Services Plan
(Advisor  Class),  dated May 1,  2004  (filed as  Exhibit  m6 to  Post-Effective
Amendment No. 35 to the Registration  Statement of American Century Quantitative
Equity Funds, Inc. on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.m7    Master  Distribution  and  Individual  Shareholder  Services Plan (C
Class),  dated  September  16,  2000  (filed  as  Exhibit  m3 to  Post-Effective
Amendment  No. 35 to the  Registration  Statement  of  American  Century  Target
Maturities Trust on April 17, 2001, File No. 2-94608, and incorporated herein by reference).

EX-99.m8    Amendment No. 1 to Master  Distribution  and Individual  Shareholder
Services  Plan  (C  Class),  dated  August  1,  2001  (filed  as  Exhibit  m5 to
Post-Effective  Amendment  No.  44 to the  Registration  Statement  of  American
Century  Government  Income  Trust  on July 31,  2001,  File  No.  2-99222,  and
incorporated herein by reference).

EX-99.m9    Amendment No. 2 to Master  Distribution  and Individual  Shareholder
Services  Plan (C  Class),  dated  December  3,  2001  (filed as  Exhibit  m7 to
Post-Effective  Amendment No. 16 to the Registration Statement of the Registrant
on November 30, 2001, File No. 33-65170, incorporated herein by reference).

EX-99.m10   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated July 1, 2002 (filed as Exhibit m9 to
Post-Effective  Amendment No. 17 to the Registration Statement of the Registrant
on June 28, 2002, File No. 33-65170, and incorporated herein by reference).

EX-99.m11   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class),  dated September 3, 2002 (filed as Exhibit
m5 to Post-Effective  Amendment No. 35 to the Registration Statement of American
Century   Municipal  Trust  on  September  30,  2002,  File  No.  2-91229,   and
incorporated herein by reference).

EX-99.m12   Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated January 2, 2004 (filed as Exhibit m6 to  Post-Effective  Amendment No. 42 to the  Registration  Statement of American
Century Municipal Trust on February 26, 2004, File No. 2-91229, and incorporated herein by reference).

EX-99.m13   Amendment  No.  6  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated May 1, 2004 (filed as Exhibit m13 to
Post-Effective  Amendment  No.  35 to the  Registration  Statement  of  American
Century  Quantitative  Equity Funds,  Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.m14   Amendment  No.  7  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (C Class) (to be filed by amendment).

EX-99.m15   Master  Distribution  and  Individual  Shareholder  Services Plan (A
Class), dated September 3, 2002 (filed as Exhibit m6 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds on October 1, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.m16   Amendment No. 1 to the Master Distribution and Shareholder  Services
Plan (A  Class),  dated  as of  February  27,  2004  (filed  as  Exhibit  m18 to
Post-Effective  Amendment  No. 104 to the  Registration  Statement  of  American
Century  Mutual  Funds,  Inc.  on  February  26,  2004,  File No.  2-14213,  and
incorporated herein by reference).

EX-99.m17   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class), dated September 30, 2004 (filed as Exhibit
m22 to  Post-Effective  Amendment No. 106 to the  Registration  Statement of the
Registrant on November 29, 2004, File No. 2-14213,  and  incorporated  herein by reference).

EX-99.m18   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class),  dated November 17, 2004 (filed as Exhibit
m23 to  Post-Effective  Amendment No. 106 to the  Registration  Statement of the
Registrant on November 29, 2004, File No. 2-14213,  and  incorporated  herein by reference).

EX-99.m19   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (A Class) (to be filed by amendment).

EX-99.m20   Master  Distribution  and  Individual  Shareholder  Services Plan (B
Class), dated September 3, 2002 (filed as Exhibit m7 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds on October 1, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.m21   Amendment No. 1 to the Master Distribution and Shareholder  Services
Plan (B  Class),  dated  as of  February  27,  2004  (filed  as  Exhibit  m20 to
Post-Effective  Amendment  No. 104 to the  Registration  Statement  of  American
Century  Mutual  Funds,  Inc.  on  February  26,  2004,  File No.  2-14213,  and
incorporated herein by reference).

EX-99.m22   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class), dated September 30, 2004 (filed as Exhibit
m26 to Post-Effective No. 106 to the Registration Statement of the Registrant on
November 29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m23   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class),  dated November 17, 2004 (filed as Exhibit
m27 to  Post-Effective  Amendment No. 106 to the  Registration  Statement of the
Registrant on November 29, 2004, File No. 2-14213,  and  incorporated  herein by reference).

EX-99.m24   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (B Class) (to be filed by amendment).

EX-99.m25   Master  Distribution  and  Individual  Shareholder  Services Plan (R
Class), dated August 29, 2003 (filed as Exhibit m16 to Post-Effective  Amendment
No.  17 to the  Registration  Statement  of  American  Century  Strategic  Asset
Allocations, Inc. on August 28, 2003, File No. 33-79482, and incorporated herein by reference).

EX-99.m26   Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (R Class), dated May 1, 2004 (filed as Exhibit m15 to
Post-Effective  Amendment  No.  35 to the  Registration  Statement  of  American
Century  Quantitative  Equity Funds, Inc., on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.m27   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (R Class), (to be filed by amendment).

EX-99.n1    Amended and Restated  Multiple Class Plan,  dated  September 3, 2002
(filed as  Exhibit n1 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement  of  American  Century  California  Tax-Free  and  Municipal  Funds on
December 17, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.n2    Amendment  No. 1 to the Amended and  Restated  Multiple  Class Plan,
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective  Amendment No. 39 to the Registration  Statement of American  Century  Municipal Trust on December
23, 2002, File No. 2-91229, and incorporated herein by reference).

EX-99.n3    Amendment  No. 2 to the Amended and  Restated  Multiple  Class Plan,
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the Registration Statement of American Century Strategic Asset Allocations, Inc.
on August 28, 2003, File No. 33-79482, and incorporated herein by reference).

EX-99.n4    Amendment  No. 3 to the Amended and  Restated  Multiple  Class Plan,
dated as of February 27, 2004 (filed as Exhibit n4 to  Post-Effective  Amendment
No. 104 to the Registration  Statement of American Century Mutual Funds, Inc. on
February 26, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n5    Amendment  No. 4 to the Amended and  Restated  Multiple  Class Plan,
dated as of May 1, 2004 (filed as Exhibit n5 to Post-Effective  Amendment No. 35 to the  Registration  Statement of American Century  Quantitative  Equity Funds,
Inc.  on  April  29,  2004,  File  No.  33-19589,  and  incorporated  herein  by reference).

EX-99.n6    Amendment  No. 5 to the Amended and  Restated  Multiple  Class Plan,
dated as of August 1, 2004 (filed as Exhibit n6 to Post-Effective  Amendment No.
24 to the  Registration  Statement of the Registrant on July 29, 2004,  File No.
33-65170, and incorporated herein by reference).

EX-99.n7    Amendment  No. 6 to the Amended and  Restated  Multiple  Class Plan,
dated as of September 30, 2004 (filed as Exhibit n7 to Post-Effective  Amendment
No.  20 to the  Registration  Statement  of  American  Century  Strategic  Asset
Allocations,  Inc. on September 29, 2004, File No.  33-79482,  and  incorporated herein by reference).

EX-99.n8    Amendment  No. 7 to the Amended and  Restated  Multiple  Class Plan,
dated November 17, 2004 (filed as Exhibit n8 to Post-Effective Amendment No. 106 to the Registration Statement of American Century Mutual Funds, Inc. on November
29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n9    Amendment No. 8 to the Amended and Restated  Multiple Class Plan (to
be filed by amendment).

EX-99.p1    American  Century  Investments Code of Ethics (filed as Exhibit p to
Pre-Effective  Amendment No. 1 to the Registration Statement of American Century
Asset Allocation Portfolios,  Inc. on August 30, 2004, File No. 333-116351,  and
incorporated herein by reference).

EX-99.p2    Independent  Directors'  Code of Ethics  amended  February  28, 2000
(filed as  Exhibit p2 to  Post-Effective  Amendment  No. 40 to the  Registration
Statement of American Century Target Maturities Trust on November 30, 2004, File
No. 2-94608, and incorporated herein by reference).